Vanguard/
Wellesley Income
Fund

Fund Profile
October 28, 1997

A member of
The Vanguard Group

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1        OBJECTIVE

Vanguard/Wellesley Income Fund seeks to provide current income and some growth of capital. The Fund may not meet these objectives.

2        INVESTMENT STRATEGY

The Fund's adviser uses a balanced investment approach. Approximately 60% to 65% of the Fund's total assets are invested in intermediate- and long-term investment-grade* U.S. government and corporate bonds. The remaining 35% to 40% of assets are invested in stocks of companies that have a history of above-average dividends or expectations of increased dividends.

3        RISKS

The Fund's total return will fluctuate, so an investor could lose money over short or extended periods. Because of its balanced approach, Wellesley Income Fund is subject to more investment risk than a fund made up entirely of bonds but less risk than an all-stock fund.

More specifically, investors in the Fund are exposed to:

- A HIGH degree of INTEREST RATE RISK (the possibility that bond prices will fall as interest rates rise--and vice versa) because of the Fund's significant investment in bonds. For instance, a 2% increase in interest rates would cause a 20-year bond to drop approximately 20% in value, while a 2% decrease in rates would cause the same bond to rise about 22% in value.

- A HIGH degree of STOCK MARKET RISK (the possibility that stock prices in general will decline over short or extended periods) because of the Fund's common stock holdings.

- A LOW degree of CREDIT RISK (the possibility that a bond's issuer will fail to repay interest and principal) because of the high quality of the Fund's bond holdings.

*As rated by Moody's Investor Service, Inc.

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4        APPROPRIATENESS

This Fund may be suitable for investors who:

-        Are seeking current income and some capital growth.
- Want a balanced and diversified investment program that includes both bonds and stocks.
-        Plan to invest for at least five years.
-        Want  a  fund  that  offers  less   investment   risk  and  share-price
         fluctuation than a fund made up entirely of stocks.

The Fund is not suitable for investors who:

-        Cannot tolerate fluctuating share prices.

5        FEES AND EXPENSES

Vanguard/Wellesley Income Fund--like all Vanguard funds--is offered on a pure no-load basis (that is, the Fund has no 12b-1 fees or charges to buy or sell shares).

The Fund's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Fund's expense ratio for fiscal year 1996 was 0.31% of assets.

ANNUAL FUND OPERATING EXPENSES
------------------------------
Investment Advisory Fees................0.05%
Distribution Costs......................0.02
Other Expenses..........................0.24
                                       -----
TOTAL OPERATING EXPENSES................0.31%
                                       =====

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

1 YEAR          3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------
  $3              $10              $17               $39

This example should not be considered to represent past or future expenses or performance. Actual expenses may be higher or lower than those shown.

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6        PAST PERFORMANCE

                                   PERFORMANCE
                          ANNUAL RETURNS (%) 1987-1996

                   VANGUARD/WELLESLEY                  WELLESLEY
                      INCOME FUND                   COMPOSITE INDEX**

1987                     -1.9                             2.5
1988                     13.6                            13.7
1989                     20.9                            21.0
1990                      3.8                             2.5
1991                     21.6                            20.5
1992                      8.7                             9.2
1993                     14.6                            14.6
1994                     -4.4                            -4.6
1995                     28.9                            30.7
1996                      9.4                             6.8

                               PERFORMANCE SUMMARY
                       (PERIODS ENDED SEPTEMBER 30, 1997)

                             AVERAGE ANNUAL TOTAL RETURNS
                            WELLESLEY                 WELLESLEY
                           INCOME FUND             COMPOSITE INDEX**
1 Year                        21.9%                     20.3%
5 Years                       12.3%                     12.0%
10 Years                      12.6%                     12.3%

Note: In evaluating past performance, it is important to consider that returns from stocks and bonds were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.


**For comparative purposes, 65% of the Wellesley Composite Index is made up of the Lehman Long Corporate AA or Better Bond Index (a barometer of corporate bonds rated AA or better), 26% is made up of the S&P/BARRA Value Index (a barometer of dividend-oriented, large-company stocks), 4.5% of the S&P Utilities Index (a barometer of large gas and electric utility companies), and 4.5% of the S&P Telephone Index (a barometer of large telephone companies). An index is unmanaged; you cannot invest in an index.

"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.

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7        INVESTMENT ADVISER

The Fund is managed by Wellington Management Company, LLP, which oversees more than $169 billion in total assets. Earl E. McEvoy, Senior Vice President of Wellington Management Company, LLP, serves as the Fund's portfolio manager, a position he has held since 1982. Mr. McEvoy is assisted by John R. Ryan, Senior Vice President and managing partner of Wellington Management Company, LLP, who has managed the Fund's equity investments since 1986.

8        PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors).

9        REDEMPTIONS AND EXCHANGES

You may redeem or exchange shares by sending a letter to or calling Vanguard. You may exchange shares through Vanguard's website at http://www.vanguard.com.* The Fund's share price is expected to fluctuate and, at redemption, may be higher or lower than at the time of initial purchase, resulting in a taxable gain or a loss.

10       DISTRIBUTIONS

The Fund expects to pay dividends quarterly. Capital gains distributions, if any, are paid annually. Dividend and capital gains distributions can be automatically reinvested or received in cash. Both dividend and capital gains distributions are taxable to you whether reinvested in additional shares or received in cash.

11       OTHER SERVICES
- Vanguard Fund Express(R)--electronic transfers between your bank account and the Fund.
-        Vanguard  Tele-Account(R)--around-the-clock  access  to  Vanguard  fund
         information,   account  balances,  and  some  transactions  by  calling
         1-800-662-6273 (ON-BOARD).
- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

*Before using this service, you must register through our website and obtain a confidential password.

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                            [THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482


Toll-Free Investor
Information
1-800-662-7447

World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com

This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The prospectus and reports can be obtained at no cost by calling Vanguard.

(C) 1997 Vanguard Marketing
Corporation, Distributor

FP27 o  1097-8B